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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - January 28, 1998


                             THE WACKENHUT CORPORATION
                             -------------------------
               (Exact Name of Registrant as Specified in Charter)



         Florida                        1-5450              59-0857245
         -------                        ------              ----------
(State or Other Jurisdiction          (Commission          (IRS Employer of
     of Incorporation)                File Number)        Identification No.)



4200 Wackenhut Drive #100, Palm Beach Gardens, FL                   33410-4243
-------------------------------------------------------------       ----------
(Address of Principal Executive Offices)                            (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (561) 622-5656
---------------------------------------------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.


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Item 5.           Other Events.

     This Current Report on Form 8-K is for the purpose of filing the press release, dated January 28, 1998, which is set forth in Exhibit 99 hereto.

Item 7.           Financial Statement and Exhibits

                  (c)      Exhibits.

                                                                                                 Sequential
      Exhibit No.                                Description                                    Page Number
      -----------                                -----------                                    -----------

           99            Press Release dated January 28, 1998


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE WACKENHUT CORPORATION

January 28, 1998
                             By: /s/ Philip L. Maslowe
                                 -------------------------------
                                 Philip L. Maslowe
                                 Senior Vice President, Finance and
                                 Chief Financial Officer



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